UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of


                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 23, 2004



                          Blue Chip Computerware, Inc.
        (Exact name of small business issuer as specified in its charter)

                        Commission File Number: 00020474

        Delaware                                               13-3671526
(State of incorporation)                                (IRS Employer ID Number)

                  511 Second Street, Pepin Wisconsin 54759-0146
                  ---------------------------------------------


               (Address of principal executive offices) (Zip Code)


                                 (715) 442-2615
                         (Registrant's telephone number)

                   33 Dubon Court, Farmingdale, New York 11735
                   -------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Section 2.01 - Completion of Acquisition or Disposition of Assets

On December 23, 2004, the Company's Board of Director, with the consent of the majority shareholder, accepted an Offer to Purchase all of the Company's stock in its subsidiaries, KoolGlo Industries, Inc. (aka Allied Voice Tech, Inc.) and VoiceTeck Canada, Inc. made by Affordable Security Advances, Inc. of Lewisville, Texas. In exchange for the Company's stock in its subsidiaries, Affordable Security Advances, Inc. will pay the Company the sum of $5.00 and assume, pay, indemnify and hold Blue Chip harmless from paying all the of subsidiaries outstanding and enforceable liabilities.


Both of these subsidiaries ceased operation in 1996.


There has been no prior material relationship between Affordable Security Advances, Inc. and the Company, its Officers or Directors, any associates of any of the company's Officers or Directors, the Company's majority shareholder, or the Company's affiliates.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                    Blue Chip Computerware, Inc.

Date: January 6, 2005.                              By: /s/ Gregory Johnson
                                                        --------------------
                                                    Gregory Johnson
                                                    President and
                                                    Chief Executive Officer